UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
July 26, 2012
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA	98005
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On July 26, 2012 Clearwire Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2012. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 24, 2012, the Board of Directors of Clearwire Corporation (the “Company”) appointed Slade Gorton as a director of the Company, with the appointment effective immediately. The nomination of Mr. Gorton was made pursuant to the terms of the Equityholders' Agreement dated November 28, 2008 by and among the Company and certain strategic investors. A copy of the Company’s press release is attached as Exhibit 99.2 to this Form 8-K.
Mr. Gorton, age 84, has served as a director of Microvision, Inc. since September 2003 and currently serves as Chairman of the Board and Lead Independent Director. Mr. Gorton was recently Of Counsel at the law firm of K&L Gates, LLP and is currently serving as a consultant to the firm. Prior to joining the firm, he represented Washington State in the United States Senate for 18 years. Mr. Gorton began his political career in 1958 as a Washington State Representative and went on to serve as State House Majority Leader. Mr. Gorton served as Attorney General of Washington from 1969-1981, and during that time, he argued 14 cases before the United States Supreme Court. After leaving the Senate, Mr. Gorton served as a Commissioner on the National Commission on Terrorist Attacks Upon the United States (“9-11 Commission”); as a member of the National War Powers Commission and is Co-Chairman of the National Transportation Policy Project. Mr. Gorton also served in the U.S. Army, U.S. Air Force, and the U.S. Air Force Reserves. From his positions as an attorney, in business and government, Mr. Gorton brings expertise in legal matters, corporate governance and general leadership.

Item 7.01. Regulation FD Disclosure
On May 4, 2012 the Company announced that it had entered into a controlled equity offering sales agreement with Cantor Fitzgerald & Co. Pursuant to this agreement, the Company issued 48,433,400 shares of its Class A Common Stock with aggregate gross sales proceeds of $59,652,875 during the second quarter of 2012. On July 26, 2012 the Company announced that it has elected to cease further sales under this facility.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Earnings Press Release dated July 26, 2012
99.2	Appointment of Slade Gorton Press Release dated July 26, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: July 26, 2012	By:	/s/ Hope F. Cochran
Hope F. Cochran Chief Financial Officer